EXHIBIT 99.4

                             STOCK OPTION AGREEMENT
                             ----------------------


     THIS STOCK OPTION AGREEMENT (the "Stock Option Agreement") is made as of the ____ day of ________, 2002 among the Sellers, the Purchaser Group and John
B. Lowy, having an address at Olympic Capital Group, Inc., Suite 403, 645 Fifth Avenue, New York, NY 10022 ( the "Escrow Agent"). Words and phrases used but not defined in this Option Agreement shall have the meanings set forth in the Stock Purchase Agreement dated November 6, 2002 by and among the Purchasers, the Sellers and the Company.

                                  WITNESSETH:

     WHEREAS, the Purchasers are purchasing certain shares from the Sellers pursuant to the Stock Purchase Agreement;

     WHEREAS, as part of the Stock Purchase Agreement the Sellers have agreed to grant an option to the Purchaser Group to purchase an additional number of shares over a certain period of time;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions.

          (a) The following words and phrases shall have the meanings set forth below:

          "Closing Instruments" means all documents and instruments to be executed and delivered pursuant to Section 4 of this Option Agreement.

          "Escrow Agent" shall mean the party identified as such on the signature page to this Option Agreement.

          "Exercise Date" means the date upon which Purchaser Group gives the Exercise Notice.

          "Exercise Notice" means the notice in the form attached hereto as Exhibit A.

          "Legal Proceeding" means an action, litigation, arbitration, administrative proceeding, or other legal or equitable proceeding of any kind.

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          "Person" means an individual person, a corporation, partnership, trust, joint venture, limited liability company, proprietorship, estate, association, land trust, other trust, or other incorporated or unincorporated enterprise, entity or organization of any kind.

          (b) Wherever used in this Option Agreement:

               (i) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation";

               (ii) the word "day" means a calendar day unless otherwise specified;

               (iii) the word "party" means each and every Person whose signature is set forth at the end of this Option Agreement;

               (iv) the word "law" (or "laws") means any applicable law, rule, regulation, order, statute, ordinance, resolution, regulation, code, decree, judgment, injunction, mandate or other legally binding requirement of a government entity having jurisdiction;

               (v) each reference to the Property (or any part or component thereof) shall be deemed to include "and/or any portion thereof";

               (vi) the words "herein", "hereof" and "hereunder" mean the entire Option Agreement and not any particular provision or section;

               (vii) the word "notice" shall mean notice in writing (whether or not specifically so stated);

               (viii) "month" means a calendar month unless otherwise specified;

               (ix) the word "amended" means "amended, modified, extended, renewed, changed, or otherwise revised"; and the word "amendment" means "amendment, modification, extension, change, renewal, or other revision";

               (x) the phase "subject to the terms of this Option Agreement" means "upon and subject to all terms, covenants, conditions and provisions of this Option Agreement".

     2. Grant of Option; Option Price; Exercise. (a) Upon and subject to the terms, covenants and conditions in this Option Agreement, each of the Sellers hereby grants to Purchaser Group the exclusive option to purchase the Shares set forth in Schedule I hereto opposite each of their names (the "Option") at the exercise prices set forth in such schedule (the "Option Price") pursuant to the timetable set forth therein (the "Option Period").

          (b) The Option may be exercised, if at all, only in the following manner: If Purchaser Group, in its sole discretion, desires to exercise the Option, in whole or in part, then Purchaser Group shall send the Exercise Notice along with a certified check for the Option Price to Escrow Agent, at any time during the Option Period. Upon receipt of the copy of the Exercise Notice and the certified check for the Option Price, Escrow Agent shall (i) date the Closing Instruments as of the date of the giving of the Exercise Notice, (ii) immediately deliver by overnight courier service to each of the Sellers and Purchaser Group the originals of the dated Closing Instruments and (iii) immediately deliver by overnight courier service to the Purchaser Group certificates representing the Shares purchased as a result of the Option Exercise.. If Escrow Agent does not receive a copy of the Exercise Notice during the Option Period, then Escrow Agent shall immediately return the Shares to each of the Sellers, destroy the undated original Closing Instruments, and send notice to each of Purchaser Group and Sellers of such destruction. In the event the Option Exercise represents less than all of the Shares, new certificates shall be issued representing the unexercised Shares.

     3. Representations and Warranties of Sellers. Each of the Sellers hereby represents and warrants to Purchaser Group, as of the date hereof, and covenants to Purchaser Group that the following shall be true as of the date of the exercise by Purchaser Group of the Option, as follows:

          (a) The execution and delivery of this Option Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereunder will not violate any agreement, or any judgment, decree, order or award of any arbitrator or government entity, to which such Seller is a party or by which it or its assets are bound.

          (b) Such Seller does not need the consent of any Person to enter into, or conclude the transactions contemplated by, this Option Agreement.

          (c) This Option Agreement, and the respective Closing Instruments to be executed by such Seller, constitute the valid and binding obligations of such Seller, enforceable against seller in accordance with their respective terms.

          (d) Such Seller owns such Seller's Shares free and clear of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature, and has the right to sell and transfer such Seller's Shares to the Purchaser Group hereunder.

          (e) The transfer of the Shares to the Purchaser Group hereunder will pass good and marketable title to the Shares to the Purchaser Group, free and clear of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature.

     4. Closing Documents. Simultaneously herewith, each of the Sellers has delivered to Escrow Agent the following documents:

               (i) Original stock certificates of the Company corresponding to the Shares set forth on Schedule I attached hereto; and

               (ii) Stock powers executed in blank

     5. Default; Remedies. In the event of a breach by either party of any of its representations or warranties or a breach or default in the performance by any party of its covenants and agreements hereunder, the non-defaulting party shall be entitled to exercise all rights and remedies available to the non-defaulting party at law or in equity. In the event of any Legal Proceeding to enforce any provision of this Option Agreement, the prevailing party shall be entitle to reimbursement, upon demand, from the other party for reasonable attorney's fees and related expenses incurred by the prevailing party.

     6. Certain Expenses. Each party shall pay all fees and other expenses of its own attorneys in connection with the preparation and negotiation of this Option Agreement and the consummation of the transactions contemplated hereunder and the costs of any due diligence or documentation by such party with respect thereto Sellers agree to pay (and be fully responsible for) any transfer taxes that may be due in connection with the Option Exercise.

     7. Notices. All notices, consents or other communications under this agreement must be in writing and addressed to the respective parties as follows (or at any other address which the respective party may designate by notice given to the other parties as provided herein from time to time):

If to Sellers:                       Steven L. Siskind, Esq.
--------------                       Law Offices of Steven L. Siskind
                                     Suite 403
                                     645 Fifth Avenue
                                     New York, NY 10022

If to Purchaser Group:               Stanley U. North, III
---------------------                Sills Cummis et al.
                                     One Riverfront Plaza
                                     Newark, NJ 07102

If to Escrow Agent:                  John B. Lowy
------------------                   Olympic Capital Group, Inc.
                                     Suite 403,
                                     645 Fifth Avenue
                                     New York, NY 10022

     Any notice required by this Option Agreement to be given or made within a specified period of time, or on or before a date certain, shall be deemed given or made if sent by hand, by facsimile transmission with confirmed answer back received, or by registered or certified mail, return receipt requested and postage and registry fees prepaid. Delivery "by hand" shall include delivery by Fedex or other express mail service or messenger service. All notices shall be deemed given when actually received. (If a party refuses to accept delivery of a notice, or if a party has changed such party's address but failed to give notice of such change, delivery shall be deemed made as of the business day when notice was actually presented at the last address of such party specified for the giving of notices hereunder.) A notice may be given by a party or by a party's attorney at law.

     8. Further Assurances. After the date hereof, and after the Exercise Date, each of the parties shall take such actions (and sign and deliver such other instruments and documents) as may be reasonable and necessary to effectuate the transactions contemplated under this Option Agreement; provided, however, that the taking of such acts (or the execution of such instruments or documents) will not result in any additional material cost or liability to the party taking such act or signing and delivering any such instrument or document.

     9. Miscellaneous.

          (a) Governing Law. This Option Agreement shall be governed and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of law). Each party irrevocably submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, in any action or proceeding arising out of or relating to this Option Agreement, and each party hereby irrevocably agrees that all claims in respect of any such action or proceeding shall be heard and determined in such court. Each party consents to service of process by any means authorized by New York law in any action brought under or arising out of this Option Agreement, and each party irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (b) No Modifications. This Option Agreement may not be modified, waived or amended except by a written agreement executed by the party against whom enforcement of such waiver, amendment or modification is sought.

          (c) Entire Agreement. This Option Agreement, together with the Exhibits and Schedules hereto, and the Closing Instruments constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements or understandings of the parties relating hereto.

          (d) No Waivers; Cumulative Rights. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof or as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereunder. The rights and remedies in this Option Agreement are cumulative and are not exclusive of any rights or remedies which the respective parties hereto may otherwise have at law or in equity.

          (e) Counterparts. This Option Agreement may be executed in any number of counterparts and/or duplicates, each of which shall be deemed an original but all of which together shall constitute a single instrument.

          (f) Successors Bound. All of the terms of this Option Agreement, whether so expressed or not, shall be binding upon the respective successors, assigns and legal representatives of the parties (and shall inure to the benefit of and be enforceable by the parties and their respective successors, assigns and legal representatives).

          (g) Captions, Headings. The captions or headings of this Option Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Certain Constructions. If the last day of any time period is a Saturday, Sunday or legal holiday, then such time period shall be extended so as to end on the next succeeding day which is not a Saturday, Sunday or legal holiday. Whenever used in this Option Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

          (i) No Other Representations. No party has made (or shall be deemed to have made) any representations or warranties concerning the subject matter of this Option Agreement except as specifically set forth in this Option Agreement and/or in the Closing Instruments.

          (j) Limitations on Benefits. It is the explicit intention of the parties hereto that no Person other than the parties hereto and their permitted successors and assigns are or shall be entitled to bring any action to enforce any provision of this Option Agreement, and the covenants, undertakings, and agreements set forth in this Option Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties and their permitted successors and assigns.

          (k) Survival. The provisions of this Option Agreement, including the parties' representations and warranties, shall survive the execution and delivery of this Option Agreement and the Closing Instruments.

     IN WITNESS WHEREOF, each of the Sellers and Purchasers have executed this Option Agreement as of the date first set forth above.



                                           -----------------------------
                                                     [Seller]

                                           -----------------------------
                                                   [Purchaser]

                                           -----------------------------
                                                  [Escrow Agent]

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


                                           SCHEDULE I


Seller        Number of Shares         Number of Shares        Number of Shares
              subject to $.30 per      subject to $.50 per     subject to $.625 per
              share Option Price       share Option Price      share Option Price
              from November __, 2002   from ______, 2002       from ______, 2002 to
              to February __, 2003     to  ______, 2003        ______, 2003
              [3 Months]               [6 Months]              [9 Months]              Total
              ----------               ----------              ----------              -----
              43,270                   38,460                  43,270                  125,000

              173                      154                     173                     500

              1,557                    1,386                   1,557                   4,500

              -----------------        -----------------       ----------------        ----------------
Total               45,000                   40,000                 45,000             130,000
                    ======                   ======                 ======             =======
